Recent Accounting Pronouncements	12 Months Ended
Dec. 31, 2011
Recent Accounting Pronouncements [Abstract]
Recent Accounting Pronouncements
(16) Recent Accounting Pronouncements

In May 2011, the FASB issued ASU 2011-04 “Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.”  ASU 2011-04  represents the converged guidance of the FASB and the International Accounting Standards Board on fair value measurement.  The Boards have concluded that the common requirements will result in greater comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRSs.  The amendments in ASU 2011-04 are to be applied prospectively.  For public entities, the amendments are effective for interim and annual periods beginning after December 15, 2011.  Early application by public entities is not permitted.  Management is currently evaluating the impact of ASU 2011-04 on the Company's fair value measurements and disclosures.

In June 2011, the FASB issued ASU 2011-05 “Comprehensive Income: Presentation of Comprehensive Income.”  The amendments in ASU 2011-05 allow an entity the option to present total comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements.  ASU 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders' equity.  ASU 2011-05 should be applied retrospectively.  For public entities, the amendments are effective for and interim and annual periods beginning after December 15, 2011.  Early adoption is permitted.  Management is currently evaluating the impact of ASU 2011-05 on the Company's disclosures.